EXHIBIT 99.2

SECOND QUARTER 2008

Supplemental Operating and Financial Data

Camden Potomac Yard - Arlington, VA
378 Apartment Homes
Currently in Lease-Up

Camden Property Trust
Three Greenway Plaza, Suite 1300
Houston, Texas 77046
Phone: 713-354-2500 Fax: 713-354-2700
www.camdenliving.com

In addition to historical information, this document contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.

Camden Property Trust Announces Second Quarter 2008 Operating Results

HOUSTON--(BUSINESS WIRE)--Camden Property Trust (NYSE:CPT) announced that its funds from operations (“FFO”) for the second quarter of 2008 totaled $0.94 per diluted share or $54.9 million, as compared to $0.92 per diluted share or $57.8 million for the same period in 2007. FFO for the six months ended June 30, 2008 totaled $1.83 per diluted share or $107.2 million, as compared to $1.81 per diluted share or $113.7 million for the same period in 2007. FFO for the three and six months ended June 30, 2008 included a $0.04 per diluted share impact from gains related to repurchase of unsecured senior notes.

Net Income (“EPS”)

The Company reported net income (“EPS”) of $17.3 million or $0.31 per diluted share for the second quarter of 2008, as compared to $42.6 million or $0.71 per diluted share for the same period in 2007. EPS for the three months ended June 30, 2008 included a $0.15 per diluted share impact from gain on sale of discontinued operations, and a $0.04 per diluted share impact from gains related to repurchase of unsecured senior notes. EPS for the three months ended June 30, 2007 included a $0.52 per diluted share impact from gain on sale of discontinued operations.

For the six months ended June 30, 2008, net income totaled $32.2 million or $0.58 per diluted share, as compared to $55.6 million or $0.93 per diluted share for the same period in 2007. EPS for the six months ended June 30, 2008 included a $0.28 per diluted share impact from gain on sale of properties including discontinued operations, and a $0.04 per diluted share impact from gains related to repurchase of unsecured senior notes. EPS for the six months ended June 30, 2007 included a $0.52 per diluted share impact from gain on sale of properties including discontinued operations.

A reconciliation of net income to FFO is included in the financial tables accompanying this press release.

Same-Property Results

For the 42,166 apartment homes included in consolidated same-property results, second quarter 2008 same-property net operating income (“NOI”) increased 0.8% compared to the second quarter of 2007, with revenues increasing 1.6% and expenses increasing 3.0%. On a sequential basis, second quarter 2008 same-property NOI increased 1.7% compared to the first quarter of 2008, with revenues increasing 1.8% and expenses increasing 2.1% compared to the prior quarter. Same-property physical occupancy levels for the portfolio averaged 94.6% during the second quarter of 2008, compared to 94.8% in the second quarter of 2007 and 93.8% in the first quarter of 2008.

The Company defines same-property communities as communities owned and stabilized as of January 1, 2007, excluding properties held for sale and communities under redevelopment. A reconciliation of net income to net operating income and same-property net operating income is included in the financial tables accompanying this press release.

Development Activity

During the second quarter, lease-up was completed at Camden Monument Place in Fairfax, VA, a $62.7 million project that is currently 96% occupied, and Camden Plaza in Houston, TX, a $40.8 million joint venture project that is currently 93% occupied. As of June 30, 2008, Camden had five wholly-owned apartment communities which were completed and in lease-up: Camden Royal Oaks in Houston, TX, a $21.0 million project that is currently 94% leased; Camden City Centre in Houston, TX, a $51.6 million project that is currently 93% leased; Camden Potomac Yard in Arlington, VA, a $104.2 million project that is currently 63% leased; Camden Summerfield in Landover, MD, a $62.0 million project that is currently 57% leased; and Camden Orange Court in Orlando, FL, a $45.1 million project that is currently 44% leased.

The Company has five additional communities currently under construction and in lease-up: Camden Dulles Station in Oak Hill, VA, a $77.0 million project that is currently 30% leased; Camden Cedar Hills in Austin, TX, a $27.0 million project that is currently 47% leased; Camden Whispering Oaks in Houston, TX, a $30.0 million project that is currently 32% leased; Camden College Park in College Park, MD, a $139.9 million joint venture project that is currently 56% leased; and Camden Main & Jamboree in Irvine, CA, a $115.0 million joint venture project that is currently 65% leased.

Camden’s current development pipeline also includes three joint venture communities which are under construction but have not yet begun leasing. These projects comprise 807 apartment homes with a total budgeted cost of $121.8 million.

Camden’s future development pipeline currently consists of 18 potential developments comprising 5,855 apartment homes and a total estimated cost of $1.5 billion. The future pipeline represents projects in the early phase of development, for which Camden owns the land but has not yet begun construction.

Disposition Activity

During the quarter, the Company disposed of Oasis Sands, a 48-home apartment community in Las Vegas, NV and Camden Towne Village, a 188-home apartment community in Mesquite, TX for a total of $14.0 million, resulting in a gain on sale of $8.6 million. Subsequent to quarter-end, the Company completed the sales of: Camden Lakeview, a 476-home apartment community in Irving, TX; Camden Woodview, a 283-home apartment community in Austin, TX; Camden Briar Oaks, a 430-home apartment community in Austin, TX; and Camden Arbors, a 358-home apartment community in Westminster, CO. The four communities were sold for a total of $94.9 million.

Properties and Land Held for Sale

At June 30, 2008, Camden had two operating communities consisting of 834 apartment homes held for sale: Camden Lakeview, a 476-home apartment community in Irving, TX; and Camden Arbors, a 358-home apartment community in Westminster, CO. Both communities were disposed of subsequent to quarter-end.

The Company also had 4.6 acres of undeveloped land in Boca Raton, FL and Dallas, TX classified as held for sale at quarter-end.

Stock Repurchase

During the first quarter of 2008, Camden repurchased 690,400 common shares at an average price per share of $43.41, for a total of $30.0 million. No shares were repurchased during the second quarter of 2008. The Company has completed a total of $230.1 million of common share repurchases during 2007 and 2008.

Earnings Guidance

Camden’s earnings guidance for 2008 is based on its current and expected views of the apartment market and general economic conditions. Full-year 2008 FFO is expected to be $3.55 to $3.65 per diluted share, and full-year 2008 EPS is expected to be $0.72 to $0.82 per diluted share. The Company’s revised 2008 earnings guidance is based on projections of same-property revenue growth of 2.0% to 2.75%, expense growth of 4.25% to 5.25%, and NOI growth of 0.5% to 1.5%. Third quarter 2008 earnings guidance is $0.85 to $0.89 per diluted share for FFO and $0.06 to $0.10 per diluted share for EPS. Guidance for EPS excludes potential future gains on the sale of properties. Camden intends to update its earnings guidance to the market on a quarterly basis. A reconciliation of expected net income to expected FFO is included in the financial tables accompanying this press release.

Conference Call

The Company will hold a conference call on Friday, August 1, 2008 at 10:00 a.m. Central Time to review its second quarter 2008 results and discuss its outlook for future performance. To participate in the call, please dial (800) 860-2442 (domestic) or (412) 858-4600 (international) by 9:50 a.m. Central Time and request the Camden Property Trust Second Quarter 2008 Earnings Call, or join the live webcast of the conference call by accessing the Investor Relations section of the Company’s website at www.camdenliving.com. Supplemental financial information is available in the Investor Relations section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (800) 922-6336.

Forward-Looking Statements

In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.

About Camden

Camden Property Trust, an S&P 400 Company, is a real estate company engaged in the ownership, development, acquisition, management and disposition of multifamily apartment communities. Camden owns interests in and operates 178 properties containing 62,065 apartment homes across the United States. Upon completion of eight properties under development, the Company’s portfolio will increase to 64,518 apartment homes in 186 properties. Camden was recently named to FORTUNE® Magazine’s list of the “100 Best Companies to Work For.”

For additional information, please contact Camden’s Investor Relations Department at (800) 922-6336 or (713) 354-2787 or access our website at www.camdenliving.com.

CAMDEN	FINANCIAL HIGHLIGHTS
	(In thousands, except per share, property data amounts and ratios)

(Unaudited)
	Three Months Ended June 30,				Six Months Ended June 30,
	2008		2007		2008		2007
Total property revenues (a)	$159,116		$149,787		$314,130		$295,876

EBITDA	88,320		89,460		175,660		175,619

Net income	17,294		42,592		32,209		55,629
Per share - basic	0.31		0.72		0.58		0.95
Per share - diluted	0.31		0.71		0.58		0.93

Income from continuing operations	8,082		13,335		16,245		23,995
per share - basic	0.15		0.23		0.29		0.41
per share - diluted	0.15		0.22		0.29		0.40

Funds from operations	54,868		57,812		107,198		113,731
Per share - diluted	0.94		0.92		1.83		1.81

Dividends per share	0.70		0.69		1.40		1.38
Dividend payout ratio	74.5%		75.0%		76.5%		76.2%

Interest expensed (including discontinued operations)	33,463		29,398		66,239		57,306
Interest capitalized	4,264		5,357		9,623		10,493
Total interest incurred	37,727		34,755		75,862		67,799

Principal amortization	3,131		3,526		6,411		7,062
Preferred dividends & distributions	1,750		1,750		3,500		3,500

Interest expense coverage ratio	2.6	x	3.0	x	2.7	x	3.1	x
Total interest coverage ratio	2.3	x	2.6	x	2.3	x	2.6	x
Fixed charge expense coverage ratio	2.3	x	2.6	x	2.3	x	2.6	x
Total fixed charge coverage ratio	2.1	x	2.2	x	2.0	x	2.2	x

Same property NOI increase (b)	0.8%		5.9%		1.0%		5.8%
(# of apartment homes included)	42,166		42,089		42,166		42,089

Gross turnover of apartment homes (annualized)	75%		75%		68%		67%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	65%		68%		59%		60%

					As of June 30,
					2008		2007
Total assets					$4,901,296		$4,860,858
Total debt					$2,939,355		$2,631,176
Common and common equivalent shares, outstanding end of period (c)					58,570		62,581
Share price, end of period					$44.26		$66.97
Preferred units, end of period					$97,925		$97,925
Book equity value, end of period (d)					$1,681,400		$1,910,476
Market equity value, end of period (d)					$2,692,308		$4,291,050

Debt to total market capitalization ratio					52.2%		38.0%

Unencumbered real estate assets (at cost)
to unsecured debt ratio					194%		214%
(a) Excludes discontinued operations.

(b) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2007, excluding properties held for sale and communities under redevelopment.

(c) Includes at June 30, 2008: 55,484 common shares (including 129 common share equivalents related to share awards & options), plus common share equivalents upon the assumed conversion of minority interest units (3,086)

(d) Includes: common shares, preferred and common units, and common share equivalents

Note: Please refer to pages 25 and 26 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN		OPERATING RESULTS
	(In thousands, except per share and property data amounts)

(Unaudited)	Three Months Ended		Six Months Ended
	June 30,		June 30,
OPERATING DATA	2008	2007	2008	2007
Property revenues
Rental revenues	$139,628	$133,798	$276,951	$265,450
Other property revenues	19,488	15,989	37,179	30,426
Total property revenues	159,116	149,787	314,130	295,876

Property expenses
Property operating and maintenance	41,464	38,293	81,852	76,338
Real estate taxes	18,237	16,892	35,919	32,722
Total property expenses	59,701	55,185	117,771	109,060

Non-property income
Fee and asset management income	2,131	2,420	4,543	4,806
Interest and other income	1,092	1,810	2,425	3,372
Income on deferred compensation plans	(639)	4,835	(9,180)	7,141
Total non-property income	2,584	9,065	(2,212)	15,319

Other expenses
Property management	5,281	4,800	10,181	9,528
Fee and asset management	1,696	811	3,421	2,431
General and administrative	8,414	7,912	16,374	15,966
Interest	33,378	29,243	66,044	57,003
Depreciation and amortization	43,983	38,905	86,288	77,627
Amortization of deferred financing costs	592	901	1,329	1,812
Expense on deferred compensation plans	(639)	4,835	(9,180)	7,141
Total other expenses	92,705	87,407	174,457	171,508

Income from continuing operations before gain on sale of properties, gains related to early retirement of debt, equity in income of joint ventures,
minority interests and income taxes	9,294	16,260	19,690	30,627
Gain on sale of properties, including land	-	-	1,106	-
Gains related to early retirement of debt	2,298	-	2,298	-
Equity in income (loss) of joint ventures	(474)	484	(521)	1,219
Minority interests
Distributions on perpetual preferred units	(1,750)	(1,750)	(3,500)	(3,500)
Income allocated to common units and other minority interests	(1,126)	(1,343)	(2,395)	(2,130)
Income from continuing operations before income taxes	8,242	13,651	16,678	26,216
Income tax expense	(160)	(316)	(433)	(2,221)
Income from continuing operations	8,082	13,335	16,245	23,995
Income from discontinued operations	663	2,800	1,288	5,447
Gain on sale of discontinued operations	8,549	30,976	14,676	30,976
Income from discontinued operations allocated to common units	-	(4,519)	-	(4,789)
Net income	$17,294	$42,592	$32,209	$55,629

PER SHARE DATA
Net income - basic	$0.31	$0.72	$0.58	$0.95
Net income - diluted	0.31	0.71	0.58	0.93
Income from continuing operations - basic	0.15	0.23	0.29	0.41
Income from continuing operations - diluted	0.15	0.22	0.29	0.40

Weighted average number of common and
common equivalent shares outstanding:
Basic	55,351	58,894	55,158	58,854
Diluted	56,033	59,929	55,829	59,961

PROPERTY DATA
Total operating properties (end of period) (a)	182	186	182	186
Total operating apartment homes in operating properties (end of period) (a)	63,612	64,191	63,612	64,191
Total operating apartment homes (weighted average)	51,957	53,424	51,860	53,260
Total operating apartment homes - excluding discontinued operations (weighted average)	50,919	49,375	50,750	49,091
(a) Includes joint ventures and properties held for sale.

Note: Please refer to pages 25 and 26 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
	(In thousands, except per share and property data amounts)

(Unaudited)	Three Months Ended		Six Months Ended
	June 30,		June 30,
FUNDS FROM OPERATIONS	2008	2007	2008	2007

Net income	$17,294	$42,592	$32,209	$55,629
Real estate depreciation and amortization from continuing operations	43,088	38,213	84,530	76,220
Real estate depreciation from discontinued operations	321	1,191	817	2,790
Adjustments for unconsolidated joint ventures	1,715	1,225	3,254	2,311
Income from continuing operations allocated to common units	1,004	1,048	2,160	1,784
Income from discontinued operations allocated to common units	-	4,519	-	4,789
(Gain) loss on sale of operating properties, net of taxes	-	-	(1,106)	1,184
(Gain) on sale of discontinued operations	(8,554)	(30,976)	(14,666)	(30,976)
Funds from operations - diluted	$54,868	$57,812	$107,198	$113,731

PER SHARE DATA
Funds from operations - diluted	$0.94	$0.92	$1.83	$1.81
Cash distributions	0.70	0.69	1.40	1.38

Weighted average number of common and
common equivalent shares outstanding:
FFO - diluted	58,612	62,914	58,578	62,967

PROPERTY DATA
Total operating properties (end of period) (a)	182	186	182	186
Total operating apartment homes in operating properties (end of period) (a)	63,612	64,191	63,612	64,191
Total operating apartment homes (weighted average)	51,957	53,424	51,860	53,260
Total operating apartment homes - excluding discontinued operations (weighted average)	50,919	49,375	50,750	49,091
(a) Includes joint ventures and properties held for sale.

CAMDEN		BALANCE SHEETS
	(In thousands)

(Unaudited)	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,
	2008	2008	2007	2007	2007
ASSETS
Real estate assets, at cost
Land	$755,200	$749,664	$730,548	$714,044	$713,084
Buildings and improvements	4,474,749	4,435,787	4,316,472	4,215,662	4,144,075
	5,229,949	5,185,451	5,047,020	4,929,706	4,857,159
Accumulated depreciation	(935,640)	(907,643)	(868,074)	(827,944)	(788,318)
Net operating real estate assets	4,294,309	4,277,808	4,178,946	4,101,762	4,068,841
Properties under development, including land	333,419	358,994	446,664	488,620	454,617
Investments in joint ventures	14,773	12,526	8,466	12,243	12,722
Properties held for sale, including land	36,152	23,299	25,253	73,325	72,577
Total real estate assets	4,678,653	4,672,627	4,659,329	4,675,950	4,608,757
Accounts receivable - affiliates	36,556	36,166	35,940	36,171	35,341
Notes receivable
Affiliates	53,849	52,331	50,358	48,172	45,560
Other	8,710	8,710	11,565	11,565	11,565
Other assets, net (a)	117,599	116,010	126,996	129,810	136,524
Cash and cash equivalents	1,242	947	897	1,207	3,058
Restricted cash	4,687	5,325	5,675	5,904	20,053
Total assets	$4,901,296	$4,892,116	$4,890,760	$4,908,779	$4,860,858

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Notes payable
Unsecured	$2,400,027	$2,351,006	$2,265,319	$2,198,628	$2,065,175
Secured	539,328	559,952	562,776	565,564	566,001
Accounts payable and accrued expenses	77,441	90,779	107,403	110,643	128,892
Accrued real estate taxes	30,664	17,769	24,943	42,151	29,785
Other liabilities (b)	129,471	146,817	136,365	117,317	115,547
Distributions payable	42,965	42,942	42,689	44,180	44,982
Total liabilities	3,219,896	3,209,265	3,139,495	3,078,483	2,950,382

Commitments and contingencies

Minority interests
Perpetual preferred units	97,925	97,925	97,925	97,925	97,925
Common units	96,249	97,416	111,624	104,176	105,353
Other minority interests	8,572	8,537	10,403	10,740	10,916
Total minority interests	202,746	203,878	219,952	212,841	214,194

Shareholders' equity
Common shares of beneficial interest	660	660	654	654	654
Additional paid-in capital	2,230,119	2,227,256	2,209,631	2,207,333	2,204,525
Distributions in excess of net income	(272,294)	(250,845)	(227,025)	(269,667)	(241,711)
Employee notes receivable	(302)	(306)	(1,950)	(1,963)	(1,976)
Treasury shares, at cost	(463,574)	(463,574)	(433,874)	(318,902)	(265,210)
Other comprehensive loss (c)	(15,955)	(34,218)	(16,123)	-	-
Total shareholders' equity	1,478,654	1,478,973	1,531,313	1,617,455	1,696,282
Total liabilities and shareholders' equity	$4,901,296	$4,892,116	$4,890,760	$4,908,779	$4,860,858

(a) includes:
net deferred charges of:	$9,434	$10,287	$10,811	$10,308	$11,565
value of in place leases of:	-	$62	$258	$703	$1,091

(b) includes:
deferred revenues of:	$2,747	$2,575	$2,459	$2,738	$2,937
above/below market leases of:	-	($6)	($13)	$25	$43
distributions in excess of investments in joint ventures of:	$26,022	$25,065	$23,653	$20,867	$19,549
fair value adjustment of derivative instrument:	$15,955	$34,218	$16,123	-	-

(c) Represents the fair value adjustment of the derivative instrument.

CAMDEN							PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT JUNE 30, 2008 (in apartment homes)

	"Same Property"	Non-"Same Property" (a)	Wholly - Owned	Joint Venture	Stabilized Operating	Completed in Lease-up	Total Operating	Under Development	Total
D.C. Metro (b)(c)	2,663	1,862	4,525	-	4,525	669	5,194	874	6,068
Las Vegas, NV	2,889	1,080	3,969	4,047	8,016	-	8,016	-	8,016
Los Angeles/Orange County, CA (d)	1,770	-	1,770	421	2,191	-	2,191	290	2,481
San Diego/Inland Empire, CA	846	350	1,196	-	1,196	-	1,196	-	1,196
Tampa, FL	4,613	890	5,503	-	5,503	-	5,503	-	5,503
Dallas, TX	5,165	1,416	6,581	456	7,037	-	7,037	-	7,037
Houston, TX (e)	3,350	894	4,244	1,487	5,731	615	6,346	733	7,079
SE Florida	2,520	-	2,520	-	2,520	-	2,520	-	2,520
Charlotte, NC	3,286	288	3,574	-	3,574	-	3,574	-	3,574
Orlando, FL	3,296	-	3,296	-	3,296	261	3,557	-	3,557
Atlanta, GA	3,202	-	3,202	-	3,202	-	3,202	-	3,202
Denver, CO	1,851	358	2,209	320	2,529	-	2,529	-	2,529
Raleigh, NC	2,220	484	2,704	-	2,704	-	2,704	-	2,704
Phoenix, AZ	1,441	-	1,441	992	2,433	-	2,433	-	2,433
Austin, TX (f)	2,358	253	2,611	-	2,611	-	2,611	556	3,167
Other	696	1,066	1,762	3,237	4,999	-	4,999	-	4,999

Total Portfolio	42,166	8,941	51,107	10,960	62,067	1,545	63,612	2,453	66,065

(a) Includes eleven redevelopment properties (4,028 apartment homes) and two properties held for sale and reported in discontinued operations (834 apartment homes).
(b) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.
(c) 508 units under development in College Park, MD are held through a joint venture investment.
(d) 290 units under development in Irvine, CA are held through a joint venture investment.
(e) 459 units under development in Houston, TX are held through joint venture investments.
(f) 348 units under development in Austin, TX are held through a joint venture investment.

SECOND QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION					WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED: (h)

	"Same Property"	Operating	Incl. JVs at		Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
	Communities	Communities (f)	Pro Rata % (g)		2008	2008	2007	2007	2007
D.C. Metro	10.6%	15.0%	14.5%		96.0%	94.4%	94.2%	95.6%	95.8%
Las Vegas, NV	6.7%	7.6%	8.8%		94.9%	93.9%	93.7%	94.6%	95.3%
Los Angeles/Orange County, CA	8.0%	6.5%	6.5%		94.7%	93.5%	93.9%	94.5%	93.3%
San Diego/Inland Empire, CA	3.1%	3.6%	3.4%		94.6%	94.5%	95.1%	94.3%	93.1%
Tampa, FL	8.2%	7.9%	7.6%		93.4%	93.8%	92.6%	93.3%	94.2%
Dallas, TX	8.0%	7.9%	7.7%		93.7%	92.7%	92.5%	93.5%	94.6%
Houston, TX	6.4%	7.7%	7.9%		95.3%	95.2%	94.6%	95.2%	95.2%
SE Florida	8.9%	7.3%	7.1%		95.4%	94.3%	94.3%	95.4%	95.4%
Charlotte, NC	7.7%	6.8%	6.5%		94.7%	92.9%	93.8%	95.2%	95.7%
Orlando, FL	7.0%	5.5%	5.3%		93.7%	93.9%	92.9%	93.6%	93.5%
Atlanta, GA	7.1%	5.9%	5.7%		94.7%	93.5%	94.1%	95.6%	94.7%
Denver, CO	4.6%	4.3%	4.5%		95.7%	94.5%	95.5%	96.1%	96.0%
Raleigh, NC	4.6%	4.6%	4.4%		94.3%	94.1%	92.5%	93.8%	95.0%
Phoenix, AZ	3.3%	2.7%	2.9%		93.1%	93.2%	93.4%	94.5%	94.2%
Austin, TX	4.0%	3.8%	3.7%		94.4%	94.1%	93.8%	94.3%	94.7%
Other	1.8%	2.9%	3.5%		95.7%	94.8%	94.3%	95.0%	95.5%

Total Portfolio	100.0%	100.0%	100.0%		94.6%	93.9%	93.7%	94.5%	94.9%

(f) Operating communities include wholly-owned communities and completed communities in lease-up at quarter end and exclude communities sold during the quarter.
(g) Based on total NOI from operating communities plus Camden's pro-rata share of total NOI from joint venture communities.
(h) Occupancy figures include apartment homes held through joint venture investments but exclude communities in lease-up, under development, or under redevelopment.

CAMDEN			COMPONENTS OF
			PROPERTY NET OPERATING INCOME
			(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended June 30,			Six Months Ended June 30,
Property Revenues	Homes	2008	2007	Change	2008	2007	Change
"Same Property" Communities (a)	42,166	$128,898	$126,835	$2,063	$255,464	$251,692	$3,772
Non-"Same Property" Communities (b)	4,079	14,601	10,894	3,707	29,040	20,202	8,838
Development and Lease-Up Communities (c)	2,393	3,045	412	2,633	4,947	677	4,270
Redevelopment Communities (d)	4,028	11,423	10,516	907	22,315	21,040	1,275
Dispositions / Other (e)	-	1,149	1,130	19	2,364	2,265	99
Total Property Revenues	52,666	$159,116	$149,787	$9,329	$314,130	$295,876	$18,254

Property Expenses
"Same Property" Communities (a)	42,166	$47,652	$46,256	$1,396	$94,314	$92,209	$2,105
Non-"Same Property" Communities (b)	4,079	4,967	3,785	1,182	9,713	6,696	3,017
Development and Lease-Up Communities (c)	2,393	2,319	435	1,884	3,943	791	3,152
Redevelopment Communities (d)	4,028	4,498	4,215	283	8,964	8,246	718
Dispositions / Other (e)	-	265	494	(229)	837	1,118	(281)
Total Property Expenses	52,666	$59,701	$55,185	$4,516	$117,771	$109,060	$8,711

Property Net Operating Income
"Same Property" Communities (a)	42,166	$81,246	$80,579	$667	$161,150	$159,483	$1,667
Non-"Same Property" Communities (b)	4,079	9,634	7,109	2,525	19,327	13,506	5,821
Development and Lease-Up Communities (c)	2,393	726	(23)	749	1,004	(114)	1,118
Redevelopment Communities (d)	4,028	6,925	6,301	624	13,351	12,794	557
Dispositions / Other (e)	-	884	636	248	1,527	1,147	380
Total Property Net Operating Income	52,666	$99,415	$94,602	$4,813	$196,359	$186,816	$9,543

Income from Discontinued Operations (f)		Three Months Ended June 30,			Six Months Ended June 30,
		2008	2007		2008	2007
Property Revenues		$2,280	$8,166		$4,830	$16,559
Property Expenses		1,207	4,015		2,521	8,009
Property Net Operating Income		1,073	4,151		2,309	8,550
Interest		(85)	(155)		(195)	(303)
Depreciation and Amortization		(325)	(1,196)		(826)	(2,800)
Minority Interest		-	(4,519)		-	(4,789)
Gain on sale of discontinued operations		8,549	30,976		14,676	30,976
Income from Discontinued Operations		$9,212	$29,257		$15,964	$31,634
Notes:
(a)	"Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2007, excluding properties held for sale.
(b)	Non-"Same Property" Communities are stabilized communities acquired or developed by the Company after January 1, 2007, excluding properties held for sale.
(c)	Development and Lease-Up Communities are non-stabilized communities developed or acquired by the Company after January 1, 2007, excluding properties held for sale.
(d)	Redevelopment Communities are non-stabilized communities redeveloped by the Company after January 1, 2007, excluding properties held for sale.
(e)	Disposition Communities include those communities disposed of by the Company which are not classified as "Discontinued Operations". "Other" includes results from non-multifamily rental properties. "Other" property revenues includes the amortization of above and below market leases of communities acquired during 2007.
(f)	Represents operating results for communities disposed of during 2007 and 2008 or held for sale at June 30, 2008, of which Camden has, or expects to have, no continuing involvement.

			"SAME PROPERTY"
CAMDEN				SECOND QUARTER COMPARISONS
				June 30, 2008
				(In thousands, except property data amounts)

(Unaudited)

		Revenues			Expenses			NOI
Quarterly Results (a)	2Q08	2Q07	Growth	2Q08	2Q07	Growth	2Q08	2Q07	Growth

D.C. Metro	$12,035	$11,961	0.6%	$3,420	$3,189	7.2%	$8,615	$8,772	(1.8%)
Las Vegas, NV	8,051	8,006	0.6%	2,642	2,476	6.7%	5,409	5,530	(2.2%)
Los Angeles/Orange County, CA	9,120	8,566	6.5%	2,610	2,411	8.3%	6,510	6,155	5.8%
San Diego/Inland Empire, CA	3,942	3,828	3.0%	1,477	1,381	7.0%	2,465	2,447	0.7%
Tampa, FL	11,967	12,243	(2.3%)	5,265	5,241	0.5%	6,702	7,002	(4.3%)
Dallas, TX	11,927	11,688	2.0%	5,451	5,599	(2.6%)	6,476	6,089	6.4%
Houston, TX	8,661	8,329	4.0%	3,452	3,496	(1.3%)	5,209	4,833	7.8%
SE Florida	11,630	11,681	(0.4%)	4,451	4,291	3.7%	7,179	7,390	(2.9%)
Charlotte, NC	9,796	9,490	3.2%	3,520	3,217	9.4%	6,276	6,273	0.0%
Orlando, FL	9,037	9,349	(3.3%)	3,317	3,419	(3.0%)	5,720	5,930	(3.5%)
Atlanta, GA	9,277	8,954	3.6%	3,474	3,434	1.2%	5,803	5,520	5.1%
Denver, CO	5,490	5,241	4.8%	1,724	1,569	9.9%	3,766	3,672	2.6%
Raleigh, NC	5,789	5,628	2.9%	2,075	1,963	5.7%	3,714	3,665	1.3%
Phoenix, AZ	4,092	4,152	(1.4%)	1,385	1,286	7.7%	2,707	2,866	(5.5%)
Austin, TX	5,915	5,584	5.9%	2,670	2,556	4.5%	3,245	3,028	7.2%
Other	2,169	2,135	1.6%	719	728	(1.2%)	1,450	1,407	3.1%

Total Same Property	$128,898	$126,835	1.6%	$47,652	$46,256	3.0%	$81,246	$80,579	0.8%

	Apartment
	Homes		% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Quarterly Results (a)	Included		Contribution (a)	2Q08	2Q07	Change	2Q08	2Q07	Change

D.C. Metro	2,663		10.6%	96.1%	95.8%	0.3%	$1,453	$1,455	(0.2%)
Las Vegas, NV	2,889		6.7%	94.8%	95.8%	(1.0%)	863	875	(1.4%)
Los Angeles/Orange County, CA	1,770		8.0%	95.0%	92.6%	2.4%	1,660	1,636	1.5%
San Diego/Inland Empire, CA	846		3.1%	94.6%	93.1%	1.5%	1,521	1,523	(0.2%)
Tampa, FL	4,613		8.2%	93.8%	94.5%	(0.7%)	791	828	(4.5%)
Dallas, TX	5,165		8.0%	93.5%	94.7%	(1.2%)	710	700	1.5%
Houston, TX	3,350		6.4%	95.4%	95.0%	0.4%	809	784	3.2%
SE Florida	2,520		8.9%	95.4%	95.4%	0.0%	1,462	1,472	(0.7%)
Charlotte, NC	3,286		7.7%	94.7%	96.0%	(1.3%)	922	905	1.8%
Orlando, FL	3,296		7.0%	93.7%	93.5%	0.2%	886	919	(3.6%)
Atlanta, GA	3,202		7.1%	94.7%	94.7%	0.0%	908	900	0.9%
Denver, CO	1,851		4.6%	96.0%	96.2%	(0.2%)	903	863	4.5%
Raleigh, NC	2,220		4.6%	94.4%	95.0%	(0.6%)	777	774	0.4%
Phoenix, AZ	1,441		3.3%	93.6%	93.9%	(0.3%)	902	933	(3.4%)
Austin, TX	2,358		4.0%	94.8%	94.7%	0.1%	759	737	3.0%
Other	696		1.8%	95.8%	93.8%	2.0%	979	966	1.4%

Total Same Property	42,166		100.0%	94.6%	94.8%	(0.2%)	$956	$956	0.0%
(a) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2007, excluding properties held for sale and communities under redevelopment.
(b) Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

			"SAME PROPERTY"
CAMDEN			SEQUENTIAL QUARTER COMPARISONS
			June 30, 2008
			(In thousands, except property data amounts)

(Unaudited)

		Revenues			Expenses			NOI
Quarterly Results (a)	2Q08	1Q08	Growth	2Q08	1Q08	Growth	2Q08	1Q08	Growth

D.C. Metro	$12,035	$11,769	2.3%	$3,420	$3,313	3.2%	$8,615	$8,456	1.9%
Las Vegas, NV	8,051	7,895	2.0%	2,642	2,615	1.0%	5,409	5,280	2.4%
Los Angeles/Orange County, CA	9,120	8,960	1.8%	2,610	2,528	3.2%	6,510	6,432	1.2%
San Diego/Inland Empire, CA	3,942	3,960	(0.5%)	1,477	1,420	4.0%	2,465	2,540	(3.0%)
Tampa, FL	11,967	11,822	1.2%	5,265	5,094	3.4%	6,702	6,728	(0.4%)
Dallas, TX	11,927	11,696	2.0%	5,451	5,431	0.4%	6,476	6,265	3.4%
Houston, TX	8,661	8,471	2.2%	3,452	3,488	(1.0%)	5,209	4,983	4.5%
SE Florida	11,630	11,506	1.1%	4,451	4,273	4.2%	7,179	7,233	(0.7%)
Charlotte, NC	9,796	9,499	3.1%	3,520	3,397	3.6%	6,276	6,102	2.9%
Orlando, FL	9,037	9,094	(0.6%)	3,317	3,388	(2.1%)	5,720	5,706	0.2%
Atlanta, GA	9,277	8,992	3.2%	3,474	3,353	3.6%	5,803	5,639	2.9%
Denver, CO	5,490	5,296	3.7%	1,724	1,579	9.2%	3,766	3,717	1.3%
Raleigh, NC	5,789	5,695	1.7%	2,075	2,004	3.5%	3,714	3,691	0.6%
Phoenix, AZ	4,092	4,042	1.2%	1,385	1,378	0.5%	2,707	2,664	1.6%
Austin, TX	5,915	5,796	2.1%	2,670	2,640	1.1%	3,245	3,156	2.8%
Other	2,169	2,073	4.6%	719	761	(5.5%)	1,450	1,312	10.5%

Total Same Property	$128,898	$126,566	1.8%	$47,652	$46,662	2.1%	$81,246	$79,904	1.7%

	Apartment
	Homes		% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Quarterly Results (a)	Included		Contribution (a)	2Q08	1Q08	Change	2Q08	1Q08	Change

D.C. Metro	2,663		10.6%	96.1%	94.6%	1.5%	$1,453	$1,446	0.5%
Las Vegas, NV	2,889		6.7%	94.8%	93.6%	1.2%	863	869	(0.7%)
Los Angeles/Orange County, CA	1,770		8.0%	95.0%	93.7%	1.3%	1,660	1,659	0.1%
San Diego/Inland Empire, CA	846		3.1%	94.6%	94.5%	0.1%	1,521	1,528	(0.4%)
Tampa, FL	4,613		8.2%	93.8%	94.3%	(0.5%)	791	796	(0.7%)
Dallas, TX	5,165		8.0%	93.5%	92.4%	1.1%	710	706	0.7%
Houston, TX	3,350		6.4%	95.4%	95.1%	0.3%	809	797	1.6%
SE Florida	2,520		8.9%	95.4%	94.3%	1.1%	1,462	1,473	(0.8%)
Charlotte, NC	3,286		7.7%	94.7%	92.9%	1.8%	922	926	(0.4%)
Orlando, FL	3,296		7.0%	93.7%	93.9%	(0.2%)	886	891	(0.6%)
Atlanta, GA	3,202		7.1%	94.7%	93.5%	1.2%	908	910	(0.3%)
Denver, CO	1,851		4.6%	96.0%	94.4%	1.6%	903	898	0.5%
Raleigh, NC	2,220		4.6%	94.4%	94.0%	0.4%	777	779	(0.3%)
Phoenix, AZ	1,441		3.3%	93.6%	93.0%	0.6%	902	920	(2.0%)
Austin, TX	2,358		4.0%	94.8%	94.1%	0.7%	759	755	0.6%
Other	696		1.8%	95.8%	93.3%	2.5%	979	962	1.8%

Total Same Property	42,166		100.0%	94.6%	93.8%	0.8%	$956	$957	(0.1%)
(a) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2007, excluding properties held for sale and communities under redevelopment.
(b) Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

			"SAME PROPERTY"
CAMDEN			YEAR TO DATE COMPARISONS
			June 30, 2008
			(In thousands, except property data amounts)

(Unaudited)

		Revenues			Expenses			NOI
Year to Date Results (a)	2008	2007	Growth	2008	2007	Growth	2008	2007	Growth

D.C. Metro	$23,805	$23,718	0.4%	$6,733	$6,372	5.7%	$17,072	$17,346	(1.6%)
Las Vegas, NV	15,948	15,972	(0.2%)	5,258	5,000	5.2%	10,690	10,972	(2.6%)
Los Angeles/Orange County, CA	18,080	16,994	6.4%	5,139	4,818	6.7%	12,941	12,176	6.3%
San Diego/Inland Empire, CA	7,900	7,631	3.5%	2,898	2,763	4.9%	5,002	4,868	2.8%
Tampa, FL	23,790	24,389	(2.5%)	10,359	10,435	(0.7%)	13,431	13,954	(3.7%)
Dallas, TX	23,622	23,165	2.0%	10,882	10,928	(0.4%)	12,740	12,237	4.1%
Houston, TX	17,131	16,499	3.8%	6,939	6,890	0.7%	10,192	9,609	6.1%
SE Florida	23,137	23,377	(1.0%)	8,724	8,746	(0.3%)	14,413	14,631	(1.5%)
Charlotte, NC	19,295	18,693	3.2%	6,917	6,452	7.2%	12,378	12,241	1.1%
Orlando, FL	18,131	18,640	(2.7%)	6,705	6,837	(1.9%)	11,426	11,803	(3.2%)
Atlanta, GA	18,268	17,787	2.7%	6,827	6,611	3.3%	11,441	11,176	2.4%
Denver, CO	10,787	10,253	5.2%	3,302	3,206	3.0%	7,485	7,047	6.2%
Raleigh, NC	11,483	11,004	4.4%	4,079	3,907	4.4%	7,404	7,097	4.3%
Phoenix, AZ	8,134	8,374	(2.9%)	2,762	2,608	5.9%	5,372	5,766	(6.8%)
Austin, TX	11,711	10,972	6.7%	5,310	5,146	3.2%	6,401	5,826	9.9%
Other	4,242	4,224	0.4%	1,480	1,490	(0.7%)	2,762	2,734	1.0%

Total Same Property	$255,464	$251,692	1.5%	$94,314	$92,209	2.3%	$161,150	$159,483	1.0%

	Apartment
	Homes		% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Year to Date Results (a)	Included		Contribution (a)	2008	2007	Change	2008	2007	Change

D.C. Metro	2,663		10.6%	95.3%	95.6%	(0.3%)	$1,449	$1,455	(0.4%)
Las Vegas, NV	2,889		6.6%	94.2%	95.8%	(1.6%)	866	873	(0.9%)
Los Angeles/Orange County, CA	1,770		8.0%	94.4%	92.5%	1.9%	1,659	1,635	1.5%
San Diego/Inland Empire, CA	846		3.1%	94.5%	93.4%	1.1%	1,524	1,524	0.0%
Tampa, FL	4,613		8.4%	94.1%	94.6%	(0.5%)	793	831	(4.5%)
Dallas, TX	5,165		7.9%	92.9%	94.6%	(1.7%)	708	698	1.4%
Houston, TX	3,350		6.3%	95.2%	95.1%	0.1%	803	781	2.8%
SE Florida	2,520		9.0%	94.9%	95.8%	(0.9%)	1,468	1,472	(0.3%)
Charlotte, NC	3,286		7.7%	93.8%	95.7%	(1.9%)	924	900	2.7%
Orlando, FL	3,296		7.1%	93.8%	93.1%	0.7%	889	925	(4.0%)
Atlanta, GA	3,202		7.1%	94.1%	94.1%	0.0%	909	900	1.0%
Denver, CO	1,851		4.6%	95.2%	95.4%	(0.2%)	900	859	4.9%
Raleigh, NC	2,220		4.6%	94.2%	94.2%	0.0%	778	769	1.2%
Phoenix, AZ	1,441		3.3%	93.3%	94.4%	(1.1%)	911	933	(2.4%)
Austin, TX	2,358		4.0%	94.5%	94.2%	0.3%	757	735	2.9%
Other	696		1.7%	94.5%	94.2%	0.3%	971	962	0.9%

Total Same Property	42,166		100.0%	94.2%	94.7%	(0.5%)	$957	$955	0.2%
(a) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2007, excluding properties held for sale and communities under redevelopment.
(b) Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

CAMDEN	JOINT VENTURE OPERATIONS
	(In thousands, except per share and property data amounts)

Company's Pro-rata Share of Joint Venture Operations:
(Unaudited)
	Three Months Ended			Six Months Ended
	June 30,			June 30,
OPERATING DATA (a)	2008	2007		2008	2007
Property Revenues
Rental revenues	$5,813	$5,085		$11,381	$9,940
Other property revenues	794	586		1,504	1,124
Total property revenues	6,607	5,671		12,885	11,064

Property Expenses
Property operating and maintenance	2,102	1,593		3,962	3,035
Real estate taxes	622	488		1,242	928
Total property expenses	2,724	2,081		5,204	3,963

Net Operating Income (NOI)	3,883	3,590		7,681	7,101

Other expenses
Interest	2,162	1,773		4,308	3,455
Depreciation and amortization	1,724	1,300		3,283	2,372
Other	471	33		611	55
Total other expenses	4,357	3,106		8,202	5,882

Equity in income (loss) of joint ventures	($474)	$484		($521)	$1,219

	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,
	2008	2008	2007	2007	2007
BALANCE SHEET DATA (b)
Real estate assets, net	$1,114,297	$1,092,409	$1,075,437	$1,063,675	$1,045,006
Cash and other assets, net	49,838	34,014	23,762	26,621	25,816
Total assets	$1,164,135	$1,126,423	$1,099,199	$1,090,296	$1,070,822

Notes payable	$918,377	$897,178	$883,972	$859,786	$838,937
Notes payable due to Camden	52,405	51,086	50,358	47,406	45,043
Other liabilities	20,067	17,327	15,144	17,013	18,782
Total liabilities	$990,849	$965,591	$949,474	$924,205	$902,762

Members' equity	173,286	160,832	149,725	166,091	168,060
Total liabilities and members' equity	$1,164,135	$1,126,423	$1,099,199	$1,090,296	$1,070,822

Camden's equity investment	$14,773	$12,526	$8,466	$12,243	$12,722
Distributions in excess of investment in joint ventures	($26,022)	($25,065)	($23,653)	($20,867)	($19,549)

Camden's pro-rata share of debt	$236,590	$226,828	$222,278	$210,476	$204,480

PROPERTY DATA (end of period)
Total operating properties	37	37	37	37	36
Total operating apartment homes	10,960	10,960	10,960	10,960	10,689
Pro rata share of operating apartment homes	2,153	2,153	2,153	2,153	2,072
Total development properties	5	5	4	4	5
Total development apartment homes	1,605	1,605	1,257	1,257	1,528
Pro rata share of development apartment homes	447	447	377	377	458
(a) Operating data represents Camden's pro-rata share of revenues and expenses.
(b) Balance sheet and property data reported at 100%.

CAMDEN								CURRENT DEVELOPMENT PIPELINE

(Unaudited)

DEVELOPMENT PIPELINE AS OF JUNE 30, 2008 ($ in millions)

							Estimated/Actual Dates for
		Total	Total	Cost		Construction	Initial	Construction	Stabilized	07/27/2008
Completed Communities		Homes	Budget	to Date		Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden Royal Oaks	236	$22.0	$21.0		2Q05	2Q06	3Q06	4Q08	94%	75%
	Houston, TX
2.	Camden City Centre	379	54.0	51.6		1Q06	2Q07	4Q07	3Q08	93%	92%
	Houston, TX
3.	Camden Potomac Yard	378	110.0	104.2		1Q05	3Q07	2Q08	1Q09	63%	54%
	Arlington, VA
4.	Camden Summerfield	291	68.0	62.0		2Q06	4Q07	2Q08	1Q09	57%	48%
	Landover, MD
5.	Camden Orange Court	261	49.0	45.1		2Q06	1Q08	2Q08	1Q09	44%	29%
	Orlando, FL

Total Completed Communities		1,545	$303.0	$283.9						71%	61%

							Estimated/Actual Dates for
		Total	Total	Cost	Amount	Construction	Initial	Construction	Stabilized	07/27/2008
Development Communities		Homes	Budget	to Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied

UNDER CONSTRUCTION
6.	Camden Dulles Station	366	$77.0	$65.1	$33.3	1Q06	2Q08	1Q09	3Q09	30%	25%
	Oak Hill, VA
7.	Camden Cedar Hills (a)	208	27.0	21.0	7.8	2Q07	2Q08	4Q08	1Q09	47%	37%
	Austin, TX
8.	Camden Whispering Oaks	274	30.0	20.4	11.8	3Q07	2Q08	1Q09	3Q09	32%	25%
	Houston, TX
										35%	28%
Total Development Communities		848	$134.0	$106.5	$52.9

Additional land held for development (b)					280.5

Total Properties Under Development (per Balance Sheet)					$333.4

NOI CONTRIBUTION FROM NON STABILIZED COMMUNITIES ($ in millions)
								Total Cost	2Q08 NOI
Development Communities stabilized at quarter end								$62.7	$1.0
Completed Communities in lease-up								283.9	0.7
Development Communities								106.5	0.0
	Total Development NOI Contribution							$453.1	$1.7
(a) Formerly known as Camden Circle C.
(b) Please refer to the future development pipeline summary on page 18.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN							JOINT VENTURE DEVELOPMENT PIPELINE

(Unaudited)

JOINT VENTURE DEVELOPMENT PIPELINE AS OF JUNE 30, 2008 ($ in millions)

							Estimated/Actual Dates for
		Total	Total	Cost	Amount	Construction	Initial	Construction	Stabilized	As of 7/27/08
Joint Venture Camden Developed Communities		Homes	Budget	to Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied

UNDER CONSTRUCTION
1.	Camden College Park	508	$139.9	$124.6	$10.4	3Q06	4Q07	4Q08	4Q09	56%	44%
	College Park, MD
2.	Camden Main & Jamboree	290	115.0	110.4	3.4	3Q04	4Q07	3Q08	1Q09	65%	57%
	Irvine, CA
3.	Camden Amber Oaks	348	40.0	16.3	16.3	4Q07	4Q08	2Q09	3Q10
	Austin, TX

Total Joint Venture Camden Developed Communities		1,146	$294.9	$251.3	$30.1

					Camden	Camden	Estimated/Actual Dates for
		Total	Total	Cost	Equity	Mezzanine	Construction	Stabilized
Joint Venture Third Party Developed Communities		Homes	Budget	to Date	Invested	Invested	Start	Operations

UNDER CONSTRUCTION
1.	Braeswood Place	340	$48.6	$28.5	$1.4	$8.2	1Q07	4Q09
	Houston, TX
2.	Belle Meade	119	33.2	14.8	1.0	5.5	2Q07	3Q09
	Houston, TX

Total Joint Venture Third Party Developed Communities		459	$81.8	$43.3	$2.4	$13.7
Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN		FUTURE DEVELOPMENT PIPELINE
		& LAND HELD FOR SALE

(Unaudited)

DEVELOPMENT PIPELINE AS OF JUNE 30, 2008 ($ in millions)

		Projected	Estimated	Cost
PIPELINE COMMUNITIES (a)		Homes	Budget	to Date

PRE CONSTRUCTION
1.	Camden Montague	192	$33.0	$7.5
	Tampa, FL
2.	Camden South Capitol	276	110.0	24.9
	Washington, DC
3.	Camden Lake Nona	432	70.0	20.1
	Orlando, FL
4.	Camden Noma I	313	150.0	23.7
	Washington, DC
5.	Camden Lincoln Station	271	60.0	7.1
	Denver, CO
6.	Camden Deer Springs	428	85.0	18.8
	Las Vegas, NV
7.	Camden North Lamar	290	55.0	9.0
	Austin, TX
8.	Camden McGowen Station	237	48.0	10.4
	Houston, TX
9.	Camden Highlands	400	80.0	13.0
	Broomfield, CO
10.	Camden Travis Street (b)	253	45.0	3.5
	Houston, TX

PRE DEVELOPMENT
11.	Camden Summerfield II	187	55.0	18.2
	Landover, MD
12.	Camden Selma and Vine	306	250.0	37.1
	Hollywood, CA
13.	Camden City Centre II	239	40.0	7.5
	Houston, TX
14.	Camden Amber Oaks II	244	30.0	3.9
	Austin, TX
15.	Camden Noma II	400	192.0	28.9
	Washington, DC
16.	Camden Andrau	601	57.0	8.5
	Houston, TX
17.	Camden Countryway	348	60.0	15.1
	Tampa, FL
18.	Camden Celebration	438	75.0	14.5
	Orlando, FL

Subtotal Development Pipeline		5,855	$1,495.0	$271.7

Other (c)				8.8

Total Development Pipeline				$280.5

				Current
LAND HELD FOR SALE AS OF JUNE 30, 2008 ($ in millions)			Acres	Book Value
1.	Southeast Florida		2.2	$7.3
2.	Dallas		2.4	1.8

Total Land Parcels Held For Sale:			4.6	$9.1
(a) Represents development opportunities in the early phase of the development process for which the Company either has an option to acquire land or enter into a leasehold interest, for which the Company is the buyer under a long-term conditional contract to purchase land or where the Company owns land to develop a new community.

(b) Camden Travis Street, formerly known as Camden Sutherland, is owned in a fully consolidated joint venture, of which Camden retains a 25% ownership.
(c) Includes land holdings no longer under active development and predevelopment costs incurred in pursuit of new developments for which future development is probable.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN						REDEVELOPMENT SUMMARY

(Unaudited)

REDEVELOPMENT SUMMARY AS OF JUNE 30, 2008 ($ in millions)

			Homes			Estimated/Actual Dates for
		Total	Redeveloped	Total	Cost	Redevelopment	Redevelopment	Project	2Q08 Average
Communities		Homes	To Date	Budget	to Date	Start	Completion	Restabilization	% Occupied
1.	Camden Breakers	288	288	$1.2	$1.0	4Q06	2Q08	2Q08	93%
	Corpus Christi, TX
2.	Camden Canyon	200	200	2.9	3.0	1Q07	2Q08	3Q08	93%
	Las Vegas, NV
3.	Camden Del Mar	560	559	8.7	8.9	1Q07	3Q08	3Q08	90%
	Las Vegas, NV
4.	Camden Fairways	320	320	5.3	5.6	1Q07	2Q08	3Q08	87%
	Henderson, NV
5.	Camden Foxcroft	156	87	1.4	0.8	4Q07	1Q09	2Q09	91%
	Charlotte, NC
6.	Camden Glen Lakes	424	424	7.0	7.1	4Q06	1Q08	2Q08	92%
	Dallas, TX
7.	Camden Providence Lakes	260	260	2.3	2.3	4Q06	1Q08	2Q08	92%
	Brandon, FL
8.	Camden Touchstone	132	132	1.3	1.1	4Q06	1Q08	2Q08	97%
	Charlotte, NC
9.	Camden Valley Park	516	3	5.5	0.0	2Q08	1Q10	2Q10	95%
	Irving, TX
10.	Camden Vanderbilt	894	894	8.2	7.4	4Q06	2Q08	3Q08	89%
	Houston, TX
11.	Camden Westshore	278	278	1.8	1.8	4Q06	1Q08	2Q08	93%
	Tampa, FL

Total		4,028	3,445	$45.5	$39.2				91%
Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN		NOTES RECEIVABLE SUMMARY

(Unaudited)

NOTES RECEIVABLE AS OF JUNE 30, 2008 ($ in thousands)

			06/30/08	06/30/08	03/31/08
			Total	Note	Note
Location	Current Property Type	Current Status	Homes	Balance	Balance
Irvine, CA	Multifamily	Development	290	$21,799	$21,055
Houston, TX	Multifamily	Stable/Development/Predevelopment	831	31,365	30,897
College Park, MD	Multifamily	Development	508	8,774	8,477
Charlotte, NC	Multifamily	Land Under Contract	-	621	612

Total Notes Receivable:			1,629	$62,559	$61,041

Weighted Average Interest Rate Recognized:				10.1%	10.3%

CAMDEN					ACQUISITIONS & DISPOSITIONS

(Unaudited)

2008 ACQUISITION/DISPOSITION ACTIVITY
					Apartment Homes/
Dispositions		Location		Property Type	Retail Square Feet	Year Built	Closing Date
1.	Retail Center	Las Vegas, NV		Retail	4,100 Square Feet	N/A	02/05/08
2.	Camden Ridgeview	Austin, TX		Multifamily	167	1984	02/28/08
3.	Oasis Sands	Las Vegas, NV		Multifamily	48	1994	05/29/08
4.	Camden Towne Village	Mesquite, TX		Multifamily	188	1983	06/24/08

Total Disposition Volume:		$26.1	million		403 apartment homes
					4,100 Square Feet

Dispositions to Joint Ventures		Location		Property Type	Acreage	Year Built	Closing Date
1.	Camden Amber Oaks (a)	Austin, TX		Undeveloped Land	14.3 Acres	N/A	03/07/08

Total Disposition to Joint Ventures Volume:		$4.8	million (a)		14.3 Acres

(a) Represents value of partnership interests for undeveloped land parcel sold on March 7, 2008.

CAMDEN			DEBT ANALYSIS
			(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF JUNE 30, 2008: (a)
					Weighted Average
	Future Scheduled Repayments			Percent	Interest Rate on
Year	Amortization	Maturities	Total	of Total	Maturing Debt
2008	$5,453	$177,231	$182,684	6.2%	4.6%
2009	7,588	190,324	197,912	6.7%	5.0%
2010	6,827	445,677	452,504	15.4%	5.1%
2011	3,819	244,233	248,052	8.4%	6.6%
2012	2,683	769,541	772,224	26.3%	5.4%
2013	1,377	225,831	227,208	7.7%	5.4%
Thereafter	40,892	539,879	580,771	19.8%	5.2%
Total Maturing Debt	$68,639	$2,592,716	$2,661,355	90.5%	5.3%

Unsecured Line of Credit	0	278,000	278,000	9.5%	3.0%
Total Debt	$68,639	$2,870,716	$2,939,355	100.0%	5.1%

Weighted Average Maturity of Debt		4.3 Years	(excluding line of credit)

				Weighted Average
FLOATING vs. FIXED RATE DEBT:		Balance	% of Total	Interest Rate
Floating rate debt		$335,120	11.4%	3.0%
Fixed rate debt		2,604,235	88.6%	5.4%
Total		$2,939,355	100.0%	5.1%

				Weighted Average
SECURED vs. UNSECURED DEBT:		Balance	% of Total	Interest Rate
Unsecured debt		$2,400,027	81.7%	5.2%
Secured debt		539,328	18.3%	4.6%
Total		$2,939,355	100.0%	5.1%

				Weighted Average
SECURED DEBT DETAIL:		Balance	% of Total	Interest Rate
Conventional fixed-rate mortgage debt		$482,208	89.4%	4.8%
Tax exempt variable rate debt		57,120	10.6%	2.6%
Total		$539,328	100.0%	4.6%

REAL ESTATE ASSETS: (b)		Total Homes	% of Total	Total Cost	% of Total
Unencumbered real estate assets		45,647	85.3%	$4,654,495	82.9%
Encumbered real estate assets		7,853	14.7%	961,583	17.1%
Total		53,500	100.0%	$5,616,078	100.0%

	Ratio of unencumbered assets at cost to unsecured debt is1.9 times

UNCONSOLIDATED, NON-RECOURSE DEBT:
Pro-Rata Share of Debt		$236,590
Weighted Average Interest Rate		5.0%
(a) Debt maturities exclude unsecured line of credit, which after all extensions matures in January 2011.
(b) Real estate assets include communities under development and exclude communities held through joint ventures.

CAMDEN		DEBT COVENANT ANALYSIS
		June 30, 2008

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required		Actual (b)	Compliance
Total Consolidated Debt to Gross Asset Value	≤	60%	49%	Yes

Secured Debt to Gross Asset Value	≤	40%	9%	Yes

Consolidated EBITDA to Total Fixed Charges	≥	150%	203%	Yes

Unencumbered Adjusted NOI to Unsecured Interest Expense	>	200%	241%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required		Actual (b)	Compliance
Total Consolidated Debt to Total Asset Value	≤	60%	51%	Yes

Total Secured Debt to Total Asset Value	≤	40%	9%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	≥	150%	199%	Yes

Consolidated Income Available for Debt Service to Total	>	150%	234%	Yes
Annual Service Charges

(a) For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b) Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN		CAPITALIZED EXPENDITURES
		& MAINTENANCE EXPENSE
		(In thousands, except unit data)

(Unaudited)
	Second Quarter 2008 (a)
	Capitalized			Expensed
	Weighted Average
Item	Useful Life (b)	Total	Per Unit	Total	Per Unit
Interiors
Floor coverings	5.5 years	$2,563	$49	$821	$16
Appliances	9.2 years	559	$11	153	3
Painting	-	-	$0	1,554	30
Cabinetry/Countertops	10.0 years	261	$5	-	-
Other	8.8 years	857	$17	483	9
Exteriors
Painting	5.0 years	506	$10	-	-
Carpentry	10.0 years	463	$9	-	-
Landscaping	6.8 years	703	$14	2,842	55
Roofing	20.0 years	518	$10	61	1
Site Drainage	10.0 years	70	$1	-	-
Fencing/Stair	10.0 years	232	$4	-	-
Other (c)	8.3 years	789	$15	3,006	58
Common Areas
Mech., Elec., Plumbing	9.7 years	1,316	$25	815	16
Parking/Paving	5.0 years	312	$6	-	-
Pool/Exercise/Facility	7.7 years	950	$18	420	8

		$10,099	$194	$10,155	$196

Weighted Average Apartment Homes			51,957		51,957

	Year to Date 2008 (a)
	Capitalized			Expensed
	Weighted Average
Item	Useful Life (b)	Total	Per Unit	Total	Per Unit
Interiors
Floor coverings	5.5 years	$4,884	$94	$1,507	$29
Appliances	9.2 years	1,071	21	300	$6
Painting	-	-	-	2,829	$55
Cabinetry/Countertops	10.0 years	533	10	-	$0
Other	8.8 years	1,665	32	830	$16
Exteriors
Painting	5.0 years	667	13	-	$0
Carpentry	10.0 years	654	13	-	$0
Landscaping	6.8 years	1,194	23	5,557	$107
Roofing	20.0 years	832	16	131	$2
Site Drainage	10.0 years	147	3	-	$0
Fencing/Stair	10.0 years	313	6	-	$0
Other (c)	8.3 years	1,418	27	4,795	$92
Common Areas
Mech., Elec., Plumbing	9.7 years	2,014	39	1,486	$29
Parking/Paving	5.0 years	357	7	-	$0
Pool/Exercise/Facility	7.7 years	1,552	30	652	$13
		$17,301	$334	$18,087	$349

Weighted Average Apartment Homes			51,860		51,860
(a) Includes discontinued operations. Capitalized expenditures for discontinued operations were $110 and $192 for the three and six months ended June 30, 2008. Maintenance expenses for discontinued operations were $196 and $370 for the same periods.
(b) of capitalized expenses for the three and six months ended June 30, 2008
(c) Includes in part the following items: site/building repair, masonry/plaster, and general conditions. Costs recorded as repairs and maintenance exclude costs related to our trash removal rebilling program which were included as a component of repairs and maintenance in prior periods but are now included in utility costs during the periods.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO
The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains or losses from depreciable operating property sales, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Camden’s definition of diluted FFO also assumes conversion of all dilutive convertible securities, including minority interests, which are convertible into common equity. The Company considers FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties and excluding depreciation, FFO can help one compare the operating performance of a company's real estate between periods or as compared to different companies. A reconciliation of net income to FFO is provided below:
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2008	2007	2008	2007
Net income	$17,294	$42,592	$32,209	$55,629
Real estate depreciation and amortization from continuing operations	43,088	38,213	84,530	76,220
Real estate depreciation from discontinued operations	321	1,191	817	2,790
Adjustments for unconsolidated joint ventures	1,715	1,225	3,254	2,311
Income from continuing operations allocated to common units	1,004	1,048	2,160	1,784
Income from discontinued operations allocated to common units	-	4,519	-	4,789
(Gain) loss on sale of operating properties, net of taxes	-	-	(1,106)	1,184
(Gain) on sale of discontinued operations	(8,554)	(30,976)	(14,666)	(30,976)
Funds from operations - diluted	$54,868	$57,812	$107,198	$113,731

Weighted average number of common and
common equivalent shares outstanding:
EPS diluted	56,033	59,929	55,829	59,961
FFO diluted	58,612	62,914	58,578	62,967

Net income per common share - diluted	$0.31	$0.71	$0.58	$0.93
FFO per common share - diluted	$0.94	$0.92	$1.83	$1.81

Expected FFO
Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected net income (EPS). A reconciliation of the ranges provided for expected net income per diluted share to expected
FFO per diluted share is provided below:
	3Q08 Range		2008 Range
	Low	High	Low	High

Expected net income per share - diluted	$0.06	$0.10	$0.72	$0.82
Expected difference between EPS and fully diluted FFO shares	(0.01)	(0.01)	(0.03)	(0.03)
Expected real estate depreciation	0.74	0.74	2.94	2.94
Expected adjustments for unconsolidated joint ventures	0.03	0.03	0.12	0.12
Expected income allocated to common units	0.03	0.03	0.08	0.08
Expected (gain) on sale of properties and properties held for sale	0.00	0.00	(0.28)	(0.28)
Expected FFO per share - diluted	$0.85	$0.89	$3.55	$3.65
Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

Net Operating Income (NOI)
NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. The Company considers
NOI to be an appropriate supplemental measure of operating performance to net income because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income to net operating income is provided below:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2008	2007	2008	2007
Net income	$17,294	$42,592	$32,209	$55,629
Fee and asset management income	(2,131)	(2,420)	(4,543)	(4,806)
Interest and other income	(1,092)	(1,810)	(2,425)	(3,372)
Income on deferred compensation plans	639	(4,835)	9,180	(7,141)
Property management expense	5,281	4,800	10,181	9,528
Fee and asset management expense	1,696	811	3,421	2,431
General and administrative expense	8,414	7,912	16,374	15,966
Interest expense	33,378	29,243	66,044	57,003
Depreciation and amortization	43,983	38,905	86,288	77,627
Amortization of deferred financing costs	592	901	1,329	1,812
Expense on deferred compensation plans	(639)	4,835	(9,180)	7,141
(Gain) loss on sale of properties, including land	-	-	(1,106)	-
Gains related to early retirement of debt	(2,298)	-	(2,298)	-
Equity in income (loss) of joint ventures	474	(484)	521	(1,219)
Distributions on perpetual preferred units	1,750	1,750	3,500	3,500
Income allocated to common units and other minority interests	1,126	1,343	2,395	2,130
Income tax expense	160	316	433	2,221
Income from discontinued operations	(663)	(2,800)	(1,288)	(5,447)
Gain on sale of discontinued operations	(8,549)	(30,976)	(14,676)	(30,976)
Income from discontinued operations allocated to common units	-	4,519	-	4,789
Net Operating Income (NOI)	$99,415	$94,602	$196,359	$186,816

"Same Property" Communities	$81,246	$80,579	$161,150	$159,483
Non-"Same Property" Communities	9,634	7,109	19,327	13,506
Development and Lease-Up Communities	726	(23)	1,004	(114)
Redevelopment Communities	6,925	6,301	13,351	12,794
Dispositions / Other	884	636	1,527	1,147
Net Operating Income (NOI)	$99,415	$94,602	$196,359	$186,816
EBITDA
EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued
operations, excluding equity in income of joint ventures, gain on sale of real estate assets, and income allocated to minority interests. The Company considers EBITDA to be an appropriate supplemental measure of operating performance to net income because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. A reconciliation of net income to EBITDA is provided below:
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2008	2007	2008	2007
Net income	$17,294	$42,592	$32,209	$55,629
Interest expense	33,463	29,398	66,239	57,306
Amortization of deferred financing costs	592	901	1,329	1,812
Depreciation and amortization	43,983	38,905	86,288	77,627
Distributions on perpetual preferred units	1,750	1,750	3,500	3,500
Income allocated to common units and other minority interests	1,126	1,343	2,395	2,130
Income tax expense	160	316	433	2,221
Real estate depreciation and amortization from discontinued operations	325	1,196	826	2,800
(Gain) loss on sale of properties, including land	-	-	(1,106)	-
Gains related to early retirement of debt	(2,298)	-	(2,298)	-
Equity in income(loss) of joint ventures	474	(484)	521	(1,219)
Gain on sale of discontinued operations	(8,549)	(30,976)	(14,676)	(30,976)
Income from discontinued operations allocated to common units	-	4,519	-	4,789
EBITDA	$88,320	$89,460	$175,660	$175,619

CAMDEN					OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE

Senior Unsecured Debt Ratings:		Rating	Outlook
	Standard & Poors	BBB+	Stable
	Fitch	BBB+	Stable
	Moody's	Baa1	Stable

Estimated Future Dates:		Q3 '08	Q4 '08	Q1 '09	Q2 '09
Earnings release & conference call		Late Oct	Early Feb	Early May	Early Aug

Dividend Information - Common Shares:		Q1 '08	Q2 '08
Declaration Date		03/14/08	06/16/08
Record Date		03/31/08	06/30/08
Payment Date		04/17/08	07/17/08
Distributions Per Share		$0.70	$0.70

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases and
Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's and other information, call
1-800-9CAMDEN or (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our web site at camdenliving.com

For questions contact:

Richard J. Campo	Chairman & Chief Executive Officer
D. Keith Oden	President
H. Malcolm Stewart	Chief Operating Officer
Dennis M. Steen	Chief Financial Officer
Kimberly A. Callahan	Vice President- Investor Relations & Asset Management

CAMDEN				COMMUNITY TABLE
			Community Statistics as of 6/30/08

(Unaudited)							2Q08 Avg
			Year Placed	Average	Apartment	2Q08 Avg	Market Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Copper Square	Phoenix	AZ	2000	786	332	93%	847	1.08
Camden Fountain Palms (1)	Peoria	AZ	1986/1996	1,050	192	93%	812	0.77
Camden Legacy	Scottsdale	AZ	1996	1,067	428	94%	988	0.93
Camden Pecos Ranch (1)	Chandler	AZ	2001	924	272	93%	851	0.92
Camden San Paloma	Scottsdale	AZ	1993/1994	1,042	324	94%	1,042	1.00
Camden Sierra (1)	Peoria	AZ	1997	925	288	93%	794	0.86
Camden Towne Center (1)	Glendale	AZ	1998	871	240	91%	787	0.90
Camden Vista Valley	Mesa	AZ	1986	923	357	94%	722	0.78
TOTAL ARIZONA	8	Properties		951	2,433	93%	865	0.91

Camden Crown Valley	Mission Viejo	CA	2001	1,009	380	96%	1,663	1.65
Camden Harbor View	Long Beach	CA	2004	975	538	95%	2,031	2.08
Camden Martinique	Costa Mesa	CA	1986	794	714	95%	1,390	1.75
Camden Parkside (1)	Fullerton	CA	1972	836	421	94%	1,295	1.55
Camden Sea Palms	Costa Mesa	CA	1990	891	138	95%	1,597	1.79
Total Los Angeles/Orange County	5	Properties		890	2,191	95%	1,590	1.79

Camden Old Creek	San Marcos	CA	2007	1,037	350	95%	1,563	1.51
Camden Sierra at Otay Ranch	Chula Vista	CA	2003	962	422	96%	1,530	1.59
Camden Tuscany	San Diego	CA	2003	896	160	95%	1,905	2.13
Camden Vineyards	Murrieta	CA	2002	1,053	264	92%	1,273	1.21
Total San Diego/Inland Empire	4	Properties		995	1,196	95%	1,533	1.54

TOTAL CALIFORNIA	9	Properties		927	3,387	95%	1,570	1.69

Camden Arbors (2)	Westminster	CO	1986	810	358	94%	734	0.91
Camden Caley	Englewood	CO	2000	925	218	97%	862	0.93
Camden Centennial	Littleton	CO	1985	744	276	95%	707	0.95
Camden Denver West (1)	Golden	CO	1997	1,015	320	95%	1,069	1.05
Camden Highlands Ridge	Highlands Ranch	CO	1996	1,149	342	97%	1,082	0.94
Camden Interlocken	Broomfield	CO	1999	1,022	340	98%	1,042	1.02
Camden Lakeway	Littleton	CO	1997	932	451	95%	918	0.98
Camden Pinnacle	Westminster	CO	1985	748	224	96%	666	0.89
TOTAL COLORADO	8	Properties		929	2,529	96%	900	0.97

Camden Ashburn Farms	Ashburn	VA	2000	1,062	162	96%	1,360	1.28
Camden Clearbrook	Frederick	MD	2007	1,048	297	95%	1,263	1.20
Camden Fair Lakes	Fairfax	VA	1999	1,056	530	95%	1,468	1.39
Camden Fairfax Corner	Fairfax	VA	2006	934	488	98%	1,559	1.67
Camden Fallsgrove	Rockville	MD	2004	996	268	98%	1,493	1.50
Camden Grand Parc	Washington	DC	2002	674	105	96%	2,211	3.28
Camden Lansdowne	Leesburg	VA	2002	1,006	690	96%	1,284	1.28
Camden Largo Town Center	Largo	MD	2000/2007	1,027	245	92%	1,613	1.57
Camden Monument Place	Fairfax	VA	2007	856	368	97%	1,385	1.62
Camden Potomac Yard (3)	Arlington	VA	2008	835	378	Lease-up	2,047	2.45
Camden Roosevelt	Washington	DC	2003	856	198	96%	2,209	2.58
Camden Russett	Laurel	MD	2000	992	426	95%	1,322	1.33
Camden Silo Creek	Ashburn	VA	2004	975	284	96%	1,236	1.27
Camden Summerfield (3)	Landover	MD	2008	957	291	Lease-up	1,544	1.62
Camden Westwind	Ashburn	VA	2006	1,036	464	95%	1,263	1.22
TOTAL DC METRO	15	Properties		971	5,194	96%	1,486	1.53

Camden Aventura	Aventura	FL	1995	1,108	379	95%	1,409	1.27
Camden Brickell	Miami	FL	2003	937	405	95%	1,494	1.59
Camden Doral	Miami	FL	1999	1,120	260	97%	1,487	1.33
Camden Doral Villas	Miami	FL	2000	1,253	232	97%	1,584	1.26
Camden Las Olas	Ft. Lauderdale	FL	2004	1,043	420	94%	1,680	1.61
Camden Plantation	Plantation	FL	1997	1,201	502	94%	1,315	1.10
Camden Portofino	Pembroke Pines	FL	1995	1,112	322	98%	1,322	1.19
Total Southeast Florida	7	Properties		1,103	2,520	95%	1,462	1.33

Camden Club	Longwood	FL	1986	1,077	436	94%	901	0.84
Camden Hunter's Creek	Orlando	FL	2000	1,075	270	96%	998	0.93
Camden Lago Vista	Orlando	FL	2005	955	366	90%	953	1.00
Camden Landings	Orlando	FL	1983	748	220	95%	738	0.99
Camden Lee Vista	Orlando	FL	2000	937	492	92%	878	0.94
Camden Orange Court (3)	Orlando	FL	2008	812	261	Lease-up	1,337	1.67
Camden Renaissance	Altamonte Springs	FL	1996/1998	899	578	93%	855	0.95
Camden Reserve	Orlando	FL	1990/1991	824	526	94%	786	0.95
Camden World Gateway	Orlando	FL	2000	979	408	97%	997	1.02
Total Orlando	9	Properties		928	3,557	94%	919	0.99

CAMDEN						COMMUNITY TABLE
						Community Statistics as of 6/30/08

(Unaudited)							2Q08 Avg
			Year Placed	Average	Apartment	2Q08 Avg	Market Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.
Camden Bay	Tampa	FL	1997/2001	943	760	92%	840	0.89
Camden Bay Pointe	Tampa	FL	1984	771	368	94%	717	0.93
Camden Bayside	Tampa	FL	1987/1989	748	832	95%	755	1.01
Camden Citrus Park	Tampa	FL	1985	704	247	93%	690	0.98
Camden Lakes	St. Petersburg	FL	1982/1983	732	688	95%	711	0.97
Camden Lakeside	Brandon	FL	1986	729	228	93%	740	1.02
Camden Live Oaks	Tampa	FL	1990	1,093	770	94%	801	0.73
Camden Preserve	Tampa	FL	1996	942	276	95%	1,070	1.14
Camden Providence Lakes (4)	Brandon	FL	1996	1,024	260	92%	907	0.89
Camden Royal Palms	Brandon	FL	2006	1,017	352	88%	920	0.90
Camden Westshore (4)	Tampa	FL	1986	728	278	93%	837	1.15
Camden Woods	Tampa	FL	1986	1,223	444	92%	846	0.69
Total Tampa/St. Petersburg	12	Properties		897	5,503	93%	807	0.90

TOTAL FLORIDA	28	Properties		951	11,580	94%	984	1.03

Camden Brookwood	Atlanta	GA	2002	912	359	94%	991	1.09
Camden Dunwoody	Atlanta	GA	1997	1,007	324	97%	936	0.93
Camden Deerfield	Alpharetta	GA	2000	1,187	292	95%	947	0.80
Camden Midtown Atlanta	Atlanta	GA	2001	935	296	93%	1,043	1.12
Camden Peachtree City	Peachtree City	GA	2001	1,027	399	97%	867	0.84
Camden River	Duluth	GA	1997	1,103	352	95%	892	0.81
Camden Shiloh	Kennesaw	GA	1999/2002	1,143	232	96%	849	0.74
Camden St. Clair	Atlanta	GA	1997	999	336	93%	973	0.97
Camden Stockbridge	Stockbridge	GA	2003	1,009	304	94%	758	0.75
Camden Sweetwater	Lawrenceville	GA	2000	1,151	308	93%	807	0.70
TOTAL GEORGIA	10	Properties		1,042	3,202	95%	908	0.87

Camden Brookside (1)	Louisville	KY	1987	732	224	96%	631	0.86
Camden Meadows (1)	Louisville	KY	1987/1990	746	400	96%	662	0.89
Camden Oxmoor (1)	Louisville	KY	2000	903	432	96%	796	0.88
Camden Prospect Park (1)	Louisville	KY	1990	916	138	96%	740	0.81
TOTAL KENTUCKY	4	Properties		820	1,194	96%	714	0.87

Camden Passage (1)	Kansas City	MO	1989/1997	834	596	96%	688	0.82
Total Kansas City	1	Property		834	596	96%	688	0.82

Camden Cedar Lakes (1)	Lake St. Louis	MO	1986	852	420	94%	630	0.74
Camden Cove West (1)	Creve Coeur	MO	1990	828	276	94%	845	1.02
Camden Cross Creek (1)	St. Louis	MO	1973/1980	947	591	96%	759	0.80
Camden Westchase (1)	St. Louis	MO	1986	945	160	96%	842	0.89
Total St. Louis	4	Properties		896	1,447	95%	747	0.83

TOTAL MISSOURI	5	Properties		878	2,043	95%	730	0.83

Camden Bel Air	Las Vegas	NV	1988/1995	943	528	95%	876	0.93
Camden Breeze	Las Vegas	NV	1989	846	320	95%	850	1.00
Camden Canyon (4)	Las Vegas	NV	1995	987	200	92%	994	1.01
Camden Commons	Henderson	NV	1988	936	376	96%	899	0.96
Camden Cove	Las Vegas	NV	1990	898	124	93%	868	0.97
Camden Del Mar (4)	Las Vegas	NV	1995	986	560	90%	1,043	1.06
Camden Fairways (4)	Henderson	NV	1989	896	320	87%	998	1.11
Camden Hills	Las Vegas	NV	1991	439	184	96%	629	1.43
Camden Legends	Henderson	NV	1994	792	113	94%	906	1.14
Camden Palisades	Las Vegas	NV	1991	905	624	94%	884	0.98
Camden Pines (1)	Las Vegas	NV	1997	982	315	98%	930	0.95
Camden Pointe	Las Vegas	NV	1996	983	252	97%	905	0.92
Camden Summit (1)	Henderson	NV	1995	1,187	234	96%	1,214	1.02
Camden Tiara (1)	Las Vegas	NV	1996	1,043	400	96%	985	0.95
Camden Vintage	Las Vegas	NV	1994	978	368	94%	855	0.87
Oasis Bay (1)	Las Vegas	NV	1990	876	128	93%	878	1.00
Oasis Crossing (1)	Las Vegas	NV	1996	983	72	97%	886	0.90

CAMDEN					COMMUNITY TABLE
					Community Statistics as of 6/30/08

(Unaudited)							2Q08 Avg
			Year Placed	Average	Apartment	2Q08 Avg	Market Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.
Camden Addison (1)	Addison	TX	1996	942	456	95%	832	0.88
Camden Buckingham	Richardson	TX	1997	919	464	97%	802	0.87
Camden Centreport	Ft. Worth	TX	1997	911	268	94%	793	0.87
Camden Cimarron	Irving	TX	1992	772	286	96%	782	1.01
Camden Farmers Market	Dallas	TX	2001/2005	932	904	95%	922	0.99
Camden Gardens	Dallas	TX	1983	652	256	94%	548	0.84
Camden Glen Lakes (4)	Dallas	TX	1979	877	424	92%	779	0.89
Camden Lakeview (2)	Irving	TX	1985	853	476	94%	633	0.74
Camden Legacy Creek	Plano	TX	1995	831	240	97%	810	0.97
Camden Legacy Park	Plano	TX	1996	871	276	96%	855	0.98
Camden Oasis	Euless	TX	1986	548	602	82%	532	0.97
Camden Place	Mesquite	TX	1984	772	442	92%	592	0.77
Camden Springs	Dallas	TX	1987	713	304	95%	579	0.81
Camden Valley Creek	Irving	TX	1984	855	380	94%	660	0.77
Camden Valley Park (4)	Irving	TX	1986	743	516	95%	645	0.87
Camden Valley Ridge	Irving	TX	1987	773	408	95%	596	0.77
Camden Westview	Lewisville	TX	1983	697	335	95%	611	0.88
Total Dallas/Ft. Worth	17	Properties		809	7,037	94%	712	0.88

Camden Baytown	Baytown	TX	1999	844	272	95%	854	1.01
Camden City Centre (3)	Houston	TX	2007	932	379	Lease-up	1363	1.46
Camden Creek	Houston	TX	1984	639	456	92%	585	0.92
Camden Greenway	Houston	TX	1999	861	756	96%	1008	1.17
Camden Holly Springs (1)	Houston	TX	1999	934	548	95%	915	0.98
Camden Midtown	Houston	TX	1999	844	337	97%	1192	1.41
Camden Oak Crest	Houston	TX	2003	870	364	97%	831	0.95
Camden Park (1)	Houston	TX	1995	866	288	96%	789	0.91
Camden Plaza (1)	Houston	TX	2007	915	271	94%	1320	1.44
Camden Royal Oaks (3)	Houston	TX	2006	923	236	Lease-up	1057	1.15
Camden Steeplechase	Houston	TX	1982	748	290	94%	632	0.84
Camden Stonebridge	Houston	TX	1993	845	204	98%	831	0.98
Camden Sugar Grove (1)	Stafford	TX	1997	921	380	95%	849	0.92
Camden Vanderbilt (4)	Houston	TX	1996/1997	863	894	89%	1128	1.31
Camden West Oaks	Houston	TX	1982	726	671	95%	584	0.81
Total Houston	15	Properties		843	6,346	95%	929	1.10

TOTAL TEXAS	43	Properties		812	17,404	94%	816	1.00

TOTAL PROPERTIES	182	Properties		910	63,612	95%	960	$1.06
(1)	Communities owned through investment in joint venture.
(2)	Communities held for sale as of June 30, 2008.
(3)	Completed communities in lease-up as of June 30, 2008 are excluded from total occupancy numbers.
(4)	Communities under redevelopment as of June 30, 2008 are excluded from total occupancy numbers.
(5)	Miramar is a student housing community which is excluded from total occupancy numbers.